Exhibit 10.10

                           MGIC INVESTMENT CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT

        THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between MGIC INVESTMENT CORPORATION, a Wisconsin corporation (the "Company"), and the non-employee director of the Company whose signature is set forth on the signature page hereof (the "Non-Employee Director").


                              W I T N E S S E T H:

        WHEREAS, the MGIC Investment Corporation 1991 Stock Incentive Plan (hereinafter referred to, as amended, as the "Plan"), permits shares of the Company's common stock, $1.00 par value per share (the "Stock"), to be awarded under its Deposit Share Program to non-employee directors of the Company who elect to participate in the Program; and

        WHEREAS, the Non-Employee Director has elected to participate in the Program.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

        1. Award of Restricted Stock. Subject to the terms and conditions set forth herein, the Company hereby awards the Non-Employee Director the number of shares of Stock set forth on the signature page hereof (the "Restricted Stock").

        2. Restrictions. Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the date set forth on the signature page hereof (the "Release Date"). Shares of Restricted Stock may be transferred by gift pursuant to the "Rules for Transfer of Awards Under the 1991 Stock Incentive Plan" attached to this Agreement as Exhibit A (the "Rules"). Any person to whom shares of Restricted Stock are transferred pursuant to the Rules is herein referred to as a "Permitted Transferee."

        3. Escrow. Certificates for shares of Restricted Stock shall be issued as soon as practicable in the name of the Non-Employee Director but shall be held in escrow by the Company, as escrow agent. Upon issuance of such certificates, (i) the Company shall give the Non-Employee Director a receipt for the Restricted Stock held in escrow which will state that the Company holds such Stock in escrow for the account of the Non-Employee Director, subject to the terms of this Agreement, and (ii) the Non-Employee Director shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock which have not been transferred to a Permitted Transferee shall be delivered to the Non-Employee Director, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

        4.   Transfer After Release Date; Securities Law Restrictions.
   Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Non-Employee Director on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Non-Employee Director agrees and acknowledges with respect to any Restricted Stock that has not been registered under the Securities Act of 1933, as amended (the "Act"), that
   (i) the Non-Employee Director will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Restricted Stock to such effect.

        5. Termination of Directorship Due to Death. If the Non-Employee Director ceases to be a director of the Company by reason of the Non-Employee Director's death, (a) the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate and (b) the vesting requirements for the Restricted Shares shall be deemed to be fulfilled on the date of the Non-Employee Director's death.

        6. Forfeiture. Awards of Restricted Stock hereunder that have not vested shall be forfeited by the Non-Employee Director and shall revert to the Company upon the Non-Employee Director ceasing to be a director of the Company for any reason other than the Non-Employee Director's death or a "Permissible Event," unless otherwise provided by the Committee. A Permissible Event is termination of service as a director of the Company by reason of (a) the Non-Employee Director being ineligible for continued service as a director of the Company under the Company's retirement policy, or (b) the Non-Employee Director's taking a position with or providing services to a governmental, charitable or educational institution whose policies prohibit continued service on the Company's Board of Non-Employee Directors or under circumstances in which that continued service as a director of the Company would be a violation of law. If the Non-Employee Director ceases to be a director of the Company by reason of a Permissible Event, the Restricted Stock shall vest, at the date the Non-Employee Director ceases to be a director of the Company, in a percentage (completed to the nearest whole percent) equal to the number of days elapsed from date of this Agreement to the date the Non-Employee Director ceases to be a director of the Company, divided by the number of days in the vesting period. For purposes of determining such percentage, the vesting period for 50% of the Restricted Stock shall end on the first Release Date specified on the signature page hereof and the vesting period for the remaining 50% shall end on the second Release Date so specified. All Restricted Stock that does not so vest shall be forfeited to the Company, unless otherwise determined by the Committee.

        7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Non-Employee Director in accordance herewith (the person who is the Non-Employee Director's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the vested Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Non-Employee Director. The Non-Employee Director may from time to time revoke or change the Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Non-Employee Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of an Non-Employee Director's death, or if no designated Beneficiary survives the Non-Employee Director or if such designation conflicts with law, the Non-Employee Director's estate shall be entitled to receive the Restricted Stock upon the death of the Non-Employee Director.

             (b) A Permitted Transferee shall be entitled to designate a Beneficiary with respect to the shares of Restricted Stock transferred to the Permitted Transferee by completing the appropriate portion of the election form contemplated by Paragraph 5 of the Rules (the "Election Form"). Such Beneficiary shall be entitled to receive the vested Restricted Stock to be released under Paragraphs 3 and 5 as a result of the death of the Non-Employee Director or otherwise to be released hereunder if, in either case, the Permitted Transferee dies, prior to such release. The Permitted Transferee may from time to time revoke or change such Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling, provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Non-Employee Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such designated Beneficiary survives the Permitted Transferee, such Beneficiary's estate, of if such designation conflicts with law, the Permitted Transferee's estate, shall be entitled to receive the Restricted Stock released hereunder.

             (c) If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain such Stock, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

        8. Certificate Legend. In addition to any legends placed on certificates for Restricted Stock under Paragraph 4 hereof, each certificate for shares of Restricted Stock shall bear the following legend:

             "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended, and a Restricted Stock Award Agreement between MGIC Investment Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Corporation."

   When the restrictions imposed by Paragraph 2 hereof terminate, the foregoing legend shall be removed from the certificates representing such Stock upon request of the Non-Employee Director or a Permitted Transferee for whom the shares have been transferred.

        9. Voting Rights; Dividends and Other Distributions. (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Non-Employee Director may exercise full voting rights for the Restricted Stock registered in his name and held in escrow hereunder.

             (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Non-Employee Director shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

             (c) Subject to the provisions of this Agreement, the Non-Employee Director shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

        10. Adjustments in Event of Change in Stock. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the Plan or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable.

        11. Change in Control. (a) If a change in control occurs, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of the change in control. For this purpose, "change in control" shall mean any event which results in the legal or beneficial ownership in one person or group of persons acting in concert of shares of Stock representing more than fifty percent (50%) of the outstanding Stock on the date of such event. It is understood that if a change in control occurs, this Paragraph 11(a) shall apply even if the transaction by which such change in control occurs is also described in Paragraph 11(b).

             (b) In the event of a sale, lease or transfer of all or substantially all of the Company's assets, equity securities or business, or merger, consolidation or other business combination involving the Company, the Committee may in its discretion provide that all or any portion of the restrictions of Paragraph 2 applicable to all or any portion of the Restricted Stock shall terminate, contingent upon the consummation of such event or not so contingent, and may take all such action as it deems necessary in connection therewith.

        12. Powers of Company Not Affected. The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement. Nothing herein shall confer upon the Non-Employee Director the right to continue as a member of the Company's Board of Directors.

        13. Interpretation by Committee. The Non-Employee Director agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Non-Employee Directors awarded Restricted Stock.

        14. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

             (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

             (c) The Restricted Stock shall be deemed to have been awarded pursuant to the Plan and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan.

             (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Non-Employee Director at either his or her address as indicated in the records of the Company to which communications are generally sent to him or her; shall be given to a Permitted Transferee at his address as indicated in the Election Form; and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

             (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Non-Employee Director, any Permitted Transferee, the Beneficiary and the personal representative(s) and heirs of the Non-Employee Director, except that the Non-Employee Director may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2 other than as provided in Paragraph 2.

             (f) The term "certificate" as used herein with regard to shares of Restricted Stock, includes electronic registration in the system of the Company's transfer agent for the Stock.

        15. Deposit Share Program. If any of the Original Deposit (as defined in the Plan) is withdrawn prior to the release of any of the Restricted Stock, the Restricted Stock attributable to the shares withdrawn shall first be the Restricted Stock to be released on the first Release Date and shall then be the Restricted Stock to be released on the Second Release Date, as both such Dates are specified on the signature page hereof. In the event of any conflict between the terms hereof and the terms and conditions of Section 6(e) of the Plan relating to the Deposit Share Program, the terms and conditions of Section 6(e) shall prevail.

        16. Permitted Transferee. In the event Shares of Restricted Stock are transferred to a Permitted Transferee, (i) the provisions of Paragraphs 3, 4, 9, and 13 shall apply mutatis muntandis to the shares so transferred and to the Permitted Transferee; (ii) the provisions of Paragraphs 5, 8, 10, 11, 12, 14 and 15 shall continue to apply without any change with respect to the shares so transferred; and (iii) the provisions of Paragraph 6 shall continue to apply without any change with respect to the shares so transferred, except that the shares to be forfeited shall be those shares of Restricted Stock that have not vested and which are held by the Permitted Transferee.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Non-Employee Director has hereunto affixed his hand and seal, all on the day and year set forth below.

   MGIC INVESTMENT CORPORATION


   By: ____________________     __________________________________________

                                No. of Shares of Restricted Stock: ________

                                Date of Agreement:  ________________

                                Award Date:      ___________________

                                Release Dates:   50% on ____________
                                                 50% on ____________

                                Beneficiary: _______________________

                                Address of Beneficiary:
                                ____________________________________
                                ____________________________________

                                Beneficiary's Tax Identification
                                Number: ____________________________